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                          CONSENT OF WILLIAM E. O'CONNOR

I hereby consent to be named as a designated Chief Financial Officer of the Board of Directors of Votan Corporation in Amendment Number 4 to the Registration Statement on Form S-1 of Votan Corporation.


/s/ William E. O'Connor                             Dated:  2-28-97
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William E. O'Connor